                                                                EXHIBIT 10.20

                                   PROMISSORY NOTE

$120,000.00                                                February 28, 1997

    1. Principal and Interest. FOR VALUE RECEIVED, the undersigned borrower ("Borrower") promises to pay to Focal, Inc., a Delaware corporation (the "Company"), or order, at its principal offices the principal amount of $120,000.00 with interest thereon at the respective interest rates set forth below, compounded annually from each advance date set forth below, on the unpaid balance of the principal sum. Principal and interest shall be due and payable on the earlier of (i) the Target Amount Achievement Date (as defined below) or (ii) December 31, 1999 (the "Maturity Date").

    Advance Date             Amount         Interest Rate
    ---------------          ----------     -------------

    August 31, 1993          $30,000.00          5.0%
    January 31, 1995         $30,000.00          5.0%
    May 31, 1996             $30,000.00          7.0%
    February 28, 1997        $30,000.00          7.0%

    In the event that the undersigned's employment with the Company is terminated either voluntarily by the undersigned or for Justifiable Cause by the Company prior to the Maturity Date, then the principal of and accrued unpaid interest on this Note shall be due and payable in full upon such termination of employment. For purposes hereof, "Justifiable Cause" shall mean (i) the commission of a felony or other crime involving moral turpitude,
(ii) the commission of an act involving dishonesty or larcenous intent in the course of the undersigned's employment with the Company or (iii) the refusal of the undersigned to carry out a direct request of the board of directors given in good faith in the exercise of the board's reasonable business judgment.

    Interest accruing on the principal amount of the Note from the date hereof until the Maturity Date shall be added to the principal amount of the Note. Payments, if any, received between the date hereof and the Maturity Date shall be considered to be repayments of the principal amount of the Note. All principal and interest is payable in lawful money of the United States of America. THE PRIVILEGE IS RESERVED TO PREPAY ANY PORTION OF THE NOTE AT ANY TIME WITHOUT PENALTY.

    2.   Cancellation of Note Based on Stock Value.   Notwithstanding the
foregoing, in the event that at any time on or prior to December 31, 1999, the Fair Market Value of Freely Tradeable Vested Common Stock of the Company
(i) held by the Borrower or (ii) issuable to the Borrower upon exercise of stock options does not equal or exceed or has not equalled or exceeded the Target Amount, then the principal amount of this Note shall, on the Maturity Date be cancelled and Borrower shall have no further obligation to repay any such principal amount hereof. In such event, accrued interest shall be payable on or prior to March 31, 2000. For purposes hereof, the term "Fair Market Value" shall have the meaning set forth in Section 3 below; the term "Freely Tradeable

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Vested Common Stock" shall mean Common Stock that is (i) saleable in the
United States public equity markets under Securities and Exchange Commission Rules 144 or 701 or pursuant to an S-8 Registration Statement, (ii) is not subject to an underwriter lock-up or similar agreement restricting or prohibiting resale right and (iii) is not subject to a right of repurchase in favor of the Company or to employment or service-based vesting conditions that are set forth in a stock option or stock purchase agreement and have not been fulfilled; and the term Target Amount shall mean $1,000,000. The Target Amount Achievement Date shall mean the date on which the Fair Market Value of Freely Tradeable Vested Common Stock of the Company held by the Borrower or issuable to the Borrower upon exercise of stock options first equals or exceeds the Target Amount.

    3. Security. This Note is secured by a pledge of all issued and outstanding Common Stock of the Company now held by Borrower or hereafter issued to Borrower upon exercise of stock options (collectively, the "Pledged
Securities").   The Borrower shall, upon request of the Company, deliver to the Secretary of the Company as escrow agent ("Escrow Holder") all certificates or instruments representing the Pledged Securities. In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the Massachusetts Uniform Commercial Code, including the right to sell the Pledged Securities at a private or public sale or repurchase the Pledged Securities. The parties agree that the repurchasing of the Pledged Securities by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at the Fair Market Value (as defined below) of the Pledged
 Securities. "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

    (a) If the Pledged Securities are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange, their Fair Market Value shall be the closing sales price for such securities as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal;

    (b) If the Pledged Securities are regularly quoted by on the Nasdaq Small-Cap Market, another over-the-counter market or by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a such securities shall be the mean between the high bid and low asked prices for such securities on the date of determination, as reported in The Wall Street Journal; or

    (c) In the absence of an established market for the Pledged Securities, the Fair Market Value thereof shall be determined in good faith by the Board of Directors of the Company.

    The proceeds of any sale or repurchase shall be applied in the following order:


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    1.  To pay all reasonable expenses of the Company in enforcing this Note, including reasonable attorney's fees.

    2.  In satisfaction of the remaining indebtedness under the Note.

    3.  To the Borrower, any remaining proceeds.

    Upon full payment by the Borrower of all amounts due on the Note, the Escrow Holder shall deliver to the Borrower the instrument(s) or certificate(s) representing the Pledged Securities in the Escrow Holder's possession belonging to the Borrower and the executed original of the Note marked "canceled" by the Company, and the Escrow Holder shall be discharged of all further obligations hereunder.

    Except for the above-referenced pledge, none of the Pledged Securities or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the payment in full of the Note, other than by will or the laws of descent and distribution; provided, however, that the Company may, upon request of the Borrower but at the sole discretion of the Company, consent to the release from escrow of some or all of the Pledged Securities to the Borrower for the purpose of allowing the Borrower to sell Pledged Securities for the purpose of repaying any part of the principal amount of this Note and/or any part of the accrued interest thereon.

    The Borrower agrees to execute such instruments and other documents and to take such other actions as the Company shall request for the purpose of carrying out the purposes of this Section 3.

    4. Miscellaneous. Should any action or proceeding be commenced to collect this Note or any portion of this Note, such sum as the court may deem reasonable shall be added hereto as attorneys' fees. The Borrower waives presentment for payment, protest, notice of protest, and notice of non-payment of this Note. This Note shall be governed by and construed according to the laws of the Commonwealth of Massachusetts, without regard to the conflicts of law provisions thereof.


                                       /s/ Arthur Coury
                                       -----------------------------------
                                       (Signature of Borrower)



                                       Arthur Coury
                                       -----------------------------------
                                       (Print Name of Borrower)



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    Agreed to and accepted as of the date set forth above:

FOCAL, INC.

By: /s/ W. Bradford Smith
   -----------------------------

Name: W. Bradford Smith
     ---------------------------

Title: Chief Financial Officer
      --------------------------



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